                                                                   EXHIBIT 10.17

                    2004 BANK EXECUTIVE MANAGEMENT BONUS PLAN

PLAN OBJECTIVE: To encourage, recognize and reward exceptional levels of bank and individual performance.

PLAN CYCLE: Annual/Calendar Year

PLAN PARTICIPANTS: Bank President, Chief Financial Officer and Chief Lending Officer.

FORM OF AWARD: Cash

TIMING OF AWARD: Normally paid by the end of January of the following year.

TERMINATION OF EMPLOYMENT: No award will be paid if the participant is no longer employed. Exceptions will be determined, by the Board of Directors, in the case of death, disability or prorated for when retirement occurs.

Other: Participants in the plan are not eligible to participate in and receive incentive payments under any other incentive plan unless approved by the Compensation Committee of the Board.

AWARD CRITERIA: PRESIDENT

Level A

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of Budgeted Net Income                                    75% of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Level B

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of 110% of Budgeted Net Income                            75% of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Achievement of Avg. Year-end Efficiency Ratio                               100% pay-out of qualified award at 70.09%
                                                                            90% pay-out of qualified award at 71.09%
                                                                            80% pay-out of qualified award at 72.09%

Level C

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of 120% of Budgeted Net Income                            75 % of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Achievement of Avg. Year-end Efficiency Ratio                               100% pay-out of qualified award at 70.09%
                                                                            90% pay-out of qualified award at 71.09%
                                                                            80% pay-out of qualified award at 72.09%

Loan Quality: Delinquent Loans ( > or = 30 days plus non-accrual) to Total  1) Delinquency < or = 2.50% + Charge offs < or = .30 =
Gross Loans.  Net Charge offs as a % of Average Gross Loans.                   100% pay-out of qualified amount

                                                                            2) Delinquency < or = 2.75% + Charge offs < or = .35 =
                                                                               90% pay-out of qualified amount

                                                                            3) Delinquency < or = 3.00% + Charge offs < or = .38 =
                                                                               80% pay-out of qualified amount

Non-Interest Income                                                         1) 100% pay-out of qualified award at 100%
                                                                               of budgeted amount

                                                                            2) 90% pay-out of qualified award at 90%
                                                                               pay-out of qualified amount

                                                                            3) 80% pay-out of qualified award at 80%
                                                                               pay-out of qualified amount

Award Calculation:   Level A 15%
                     Level B Additional 5.0% or 20%*
                     Level C Additional 5.0% or 25%**

* Level A pay-out is guaranteed

** Level B pay-out is guaranteed

AWARD CRITERIA: CFO

Level A

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of Budgeted Net Income                                    75% of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Level B

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of 110% of Budgeted Net Income                            75% of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Achievement of Avg. Year-end Efficiency Ratio                               100% pay-out of qualified award at 70.09%
                                                                            90% pay-out of qualified award at 71.09%
                                                                            80% pay-out of qualified award at 72.09%

Level C

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of 120% of Budgeted Net Income                            75 % of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Achievement of Avg. Year-end Efficiency Ratio                               100% pay-out of qualified award at 70.09%
                                                                            90% pay-out of qualified award at 71.09%
                                                                            80% pay-out of qualified award at 72.09%

Loan Quality: Delinquent Loans ( > or = 30 days plus non-accrual) to Total  Delinquency < or = 3.00% + Charge offs < or = .38 = 100%
Gross Loans.  Net Charge offs as a % of Average Gross Loans                 pay-out of qualified amount

Non-Interest Income                                                         1) 100% pay-out of qualified award at 100%
                                                                               of budgeted amount

                                                                            2) 90% pay-out of qualified award at 90%
                                                                               of budgeted amount

                                                                            3) 80% pay-out of qualified award at 80%
                                                                               of budgeted amount

Award Calculation:   Level A 12%
                     Level B additional 5.0% totaling 17%*
                     Level C additional 5.0% totaling 22%**

* Level A pay-out is guaranteed

** Level B pay-out is guaranteed

AWARD CRITERIA: CLO

Level A

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of Budgeted Net Income                                    75% of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Level B

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of 110% of Budgeted Net Income                            75% of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Achievement of Avg. Year-end Efficiency Ratio                               100% pay-out of qualified award at 70.09%
                                                                            90% pay-out of qualified award at 71.09%
                                                                            80% pay-out of qualified award at 72.09%

Level C

                                 Element                                              Pay-out
                                 -------                                              -------
Bank: Achievement of 120% of Budgeted Net Income                            75 % of award calculation

Holding Company: Achievement of Budgeted Consolidated Net Income            15% of award calculation

Personal/Leadership Goals                                                   10% of award calculation

Achievement of Avg. Efficiency Ratio of 70.09%                              Required for pay-out of qualified award

Loan Quality: Delinquent Loans ( > or = 30 days plus non-accrual) to Total  1) Delinquency < or = 2.50% + Charge offs < or = .30 =
Gross Loans.  Net Charge offs as a % of Average Gross Loans.                   100%  pay-out of qualified amount

                                                                            2) Delinquency < or = 2.75% + Charge offs < or = .35 =
                                                                               90% pay-out of qualified amount

                                                                            3) Delinquency < or = 3.00% + Charge offs < or = .38 =
                                                                               80% pay-out of qualified amount

Non-Interest Income                                                         1) 100% pay-out of qualified award at 100%
                                                                               of budgeted amount

                                                                            2) 90% pay-out of qualified award at 90%
                                                                               of budgeted amount

                                                                            3) 80% pay-out of qualified award at 80%
                                                                               of budgeted amount

Award Calculation:   Level A 12%
                     Level B additional 5.0% totaling 17%*
                     Level C additional 5.0% totaling 22%**

* Level A pay-out is guaranteed

** Level B pay-out is guaranteed